UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 4, 2015

OLD POINT FINANCIAL CORPORATION
 (Exact name of registrant as specified in its charter)

Virginia	000-12896	54-1265373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Mellen Street
Hampton, Virginia  23663
(Address of principal executive offices)  (Zip Code)

(757)728-1200
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2015, Old Point Financial Corporation (the Company) and its wholly-owned subsidiary, The Old Point National Bank of Phoebus (the Bank) announced the retirement of Louis G. Morris as President & CEO of the Bank.  Mr. Morris ceased serving as President & CEO of the Bank effective September 4, 2015, but will continue as an employee of the Bank in a non-executive position through December 31, 2015.  In connection with his retirement, Mr. Morris resigned from the Boards of Directors of the Company and the Bank, in each case effective as of September 4, 2015.

In connection with Mr. Morris's retirement, on September 8, 2015, the Company's Board of Directors formally appointed Robert F. Shuford, Jr. as the President & CEO of the Bank, effective September 8, 2015.

Mr. Shuford, Jr. has served as the Bank's Chief Operating Officer since 2003 and has served on the Boards of both the Company and the Bank since 2009.  Other information about Mr. Shuford, Jr.'s business experience and family relationships is disclosed in the Proxy Statement for the Company's 2015 Annual Meeting of Stockholders, filed with the SEC on April 16, 2015 (the 2015 Proxy Statement).  Information about Mr. Shuford, Jr.'s compensation arrangements is disclosed in the 2015 Proxy Statement and in exhibits to the Company's Annual Report on Form 10-K filed with the SEC on March 30, 2015 (the 10-K Exhibits).  The Company and the Bank have not made any changes to Mr. Shuford, Jr.'s compensation arrangements in connection with his promotion.

A copy of the press release announcing the retirement of Mr. Morris and the appointment of Mr. Shuford, Jr. is attached hereto as Exhibit 99.1.

Mr. Morris's compensation arrangements through December 31, 2015, are disclosed in the 2015 Proxy Statement and the 10-K Exhibits.  In connection with his retirement, Mr. Morris will receive one year's base salary compensation ($300,000 annually) from the Company, less applicable withholdings, paid in installments in accordance with the Company's regular pay periods from January 1, 2016  through December 31, 2016 pursuant to a separation agreement and general release (the Agreement) dated September 8, 2015 and effective September 16, 2015, if not revoked before then.  Under the Agreement, Mr. Morris will also be entitled to reimbursement for health insurance premiums for continuing coverage under the Company's health and dental insurance plans for 2016.  In consideration of the payments and benefits under the Agreement, Mr. Morris will be subject to certain confidentiality, non-competition and non-solicitation covenants.

The foregoing description of the Agreement is only a summary and is qualified in its entirety by reference to the Agreement itself, a copy of which, if not revoked, will be attached as an exhibit to the Company's Quarterly Report on Form 10-Q for the period ending September 30, 2015.

Item  9.01 Financial Statements and Exhibits.

(d)	Exhibits
Exhibit 99.1 Press release dated September 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Point Financial Corporation
Registrant

Date: September 9, 2015
/s/ Robert F. Shuford, Sr.
Robert F. Shuford, Sr.
Chairman of the Board
President & Chief Executive Officer